                                                                 Exhibit 10.8.1

                                  ZENGINE, INC.
                               6100 STEWART AVENUE
                                FREMONT, CA 94538

                                  April 6, 2000

Wilblairco Associates
222 West Adams
Chicago, Illinois  60606

     Re: Amendment to Stockholders Agreement

Dear Sir:

     Pursuant to Section 10.1 of the Stockholders Agreement by and among Zengine, Inc. ("Zengine"), Wilblairco Associates ("Wilblairco"), At Home Corporation ("At Home"), Miami Computer Supply Corporation ("MCSC"), Joseph M. Savarino, Lalit Dhadphale and Christopher Feaver dated September 30, 1999 (the "Agreement"), the undersigned parties hereby agree to the following amendment to the Agreement:

     1. The first paragraph of the Agreement is deleted in its entirety and replaced with:

          "THIS STOCKHOLDERS AGREEMENT is made and entered into as of the 30th day of September, 1999, by and among Zengine, Inc., a Delaware corporation (the "Company"), Miami Computer Supply Corporation, an Ohio corporation (the "Parent") and each of the Persons listed on Schedule A hereto (collectively, the "Investors")."

     2. The first "WHEREAS" paragraph of the Agreement is deleted in its entirety and replaced with:

          "WHEREAS, the Parent and the Investors are collectively referred to as the `STOCKHOLDERS' and individually as a `STOCKHOLDER.'"

     3.   Schedule B is deleted in its entirety.

     Please countersign this letter amendment to reflect your agreement hereto.

                                        Sincerely,

                                        Joseph M. Savarino
                                        President

Amendments to Stockholders Agreement
April 6, 2000
Page 2

Agreed and accepted:




                                                                       AT HOME CORPORATION

Date:                               , 2000                             By:
         ---------------------------                                            -----------------------------------
                                                                       Name:
                                                                                -----------------------------------
                                                                       Title:
                                                                                -----------------------------------

                                                                       WILBLAIRCO ASSOCIATES

Date:                               , 2000                             By:      /s/ Mark Brady
         ---------------------------                                            -----------------------------------
                                                                       Name:    Mark Brady
                                                                                -----------------------------------
                                                                       Title:   Partner
                                                                                -----------------------------------


                                                                       REX STORES CORPORATION

Date:                               , 2000                             By:
         ---------------------------                                            -----------------------------------
                                                                       Name:
                                                                                -----------------------------------
                                                                       Title:
                                                                                -----------------------------------

                                                                       MIAMI COMPUTER SUPPLY
                                                                       CORPORATION

Date:                               , 2000                             By:
         ---------------------------                                            -----------------------------------
                                                                       Name:
                                                                                -----------------------------------
                                                                       Title:
                                                                                -----------------------------------

                                                                       FOUNDERS:

Date:                               , 2000
         ---------------------------                                   --------------------------------------------
                                                                       Joseph M. Savarino


                                                                       --------------------------------------------
Date:                               , 2000                             Lalit Dhadphale
         ---------------------------
Date:                               , 2000
         ---------------------------                                   --------------------------------------------
                                                                       Christopher Feaver


                                  ADDENDUM TO
                            STOCKHOLDERS' AGREEMENT

     This Addendum to the Stockholders' Agreement by and among Zengine, Inc., Miami Computer Supply Corporation, the Investors and Option Holders dated September 30, 1999 (the "Agreement") is dated this 6th day of April, 2000.

     Pursuant to Section 7(b) of the Agreement, the undersigned hereby joins in this Agreement and agrees to be deemed an "Investor" under the Agreement and to abide by all of the terms and conditions of the Agreement as an Investor party thereto from and after the date hereof with respect to the Warrant to purchase shares of the common stock, no par value per share ("Common Stock"), of Zengine, Inc., to be dated upon the date of issue, and with respect to the shares of Common Stock which may be issued upon the proper exercise of such Warrant.

     IN WITNESS WHEREOF, the said Investor has executed this Addendum this 6th day of April, 2000.

                                        REX STORES CORPORATION

                                        By:__________________________________
                                        Name: Stuart Rose
                                        Title: Chief Executive Officer

                            Agreed and accepted by:

FOUNDERS:                               AT HOME CORPORATION:

_________________________________       By:    ________________________________
Joseph Savarino                         Name:  ________________________________
Date:____________________________       Title: ________________________________
                                        Date:  ________________________________

_________________________________       WILBLAIRCO ASSOCIATES
Lalit Dhadphale
Date:____________________________       By:    /s/ Mark Brady
                                               --------------------------------
_________________________________       Name:  Mark Brady
Christopher Feaver                             --------------------------------
Date: ___________________________       Title: Partner
                                               --------------------------------
                                        Date:  4/13/00
                                               --------------------------------

Addendum to Stockholders' Agreement
Page 2

ZENGINE, INC.                           MAIMI COMPUTER SUPPLY
                                        CORPORATION

By:   ___________________________       By:   _________________________________
Name: ___________________________       Name: _________________________________
Title:___________________________       Title:_________________________________
Date:____________________________       Date:__________________________________